EXECUTION COPY


                FIRST AMENDMENT TO THE ARROW ELECTRONICS, INC.
               AMENDED AND RESTATED THREE YEAR CREDIT AGREEMENT

          FIRST AMENDMENT, dated as of November 29, 2001 (the "Amendment") to
                                                               ---------
the Amended and Restated Three Year Credit Agreement, dated as of February 22, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARROW ELECTRONICS, INC., a New York
              ----------------
corporation (the "Company"), the Subsidiary Borrowers (as defined therein), the several banks and other financial institutions from time to time parties thereto (the "Banks"), BANK OF AMERICA, N.A., as Syndication Agent
(the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent
      ----------------
(the "Documentation Agent"), and JPMORGAN CHASE BANK, as Administrative
      -------------------
Agent (the "Administrative Agent").
            --------------------

                          W I T N E S S E T H :
                          - - - - - - - - - -

          WHEREAS, the Company, the Subsidiary Borrowers, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Company and each of the Subsidiary Borrowers have requested that the Banks consent to the amendments contained herein in the manner hereinafter provided, and the Banks are willing to do so,

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms.  Unless otherwise defined herein, terms
             -------------
defined in the Credit Agreement shall have such meanings when used herein.

          2. Amendment to Subsection 11.1(c).  Subsection 11.1(c)
             -------------------------------
of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(c) Interest Coverage.  Permit the ratio of Adjusted
               -----------------
Consolidated EBITDA to Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters of the Company ending
(a) on or prior to September 30, 2001, to be less than 3.0 to 1.0,
(b) after September 30, 2001 and on or prior to December 31, 2001, to be less than 2.15 to 1.0, and (c) after December 31, 2001, to be less than 3.0 to 1.0."

          3. Conditions to Effectiveness.  This Amendment shall become
             ---------------------------
effective on the date on which the Administrative Agent shall have received (a) an executed counterpart of this Amendment signed by the Company, each Subsidiary Borrower and the Required Banks and consented to by the Subsidiary Guarantors and (b) an amendment fee, for the account of the Banks that have delivered an executed counterpart to the Administrative Agent no later than 5:00 p.m., New York City time, on November 29, 2001, in an amount equal to 0.075% of the aggregate amount of the Commitments of such Banks.

          4. Representations and Warranties.  Each of the Company and each
             ------------------------------
Subsidiary Borrower (in so far as the representations and warranties by such Subsidiary Borrower relate to it) hereby confirms that all of the representations and warranties made by the Loan Parties contained in the Credit Documents (other than in subsection 8.2 of the Credit Agreement) after giving effect to the Amendments herein are true and correct in all material respects on and as of the date hereof (other than representations as are made as of a specific date) after giving effect to this Amendment.

          5. No Default.  The Company hereby confirms that no Default
             ----------
or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

          6. Counterparts.  This Amendment may be executed by one
             ------------
or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

          7. Payment Of Expenses.  The Company agrees to pay or
             -------------------
reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
             -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                           ARROW ELECTRONICS, INC.

                                           By:
                                               ----------------------
                                           Name
                                           Title:

                                           GATES/ARROW DISTRIBUTING, INC.

                                           By:
                                               ----------------------
                                           Name:
                                           Title:

                                           MID RANGE OPEN COMPUTING ALLIANCE,
                                           INC.

                                           By:
                                              -----------------------
                                           Name:
                                           Title:

                                           ARROW DENMARK A/S

                                           By:
                                              ------------------------
                                           Name
                                           Title:

                                           ARROW FINLAND OY

                                           By:
                                              ------------------------
                                           Name
                                           Title:

                                           ARROW COMPONENTS SWEDEN AB

                                           By:
                                               -----------------------
                                           Name
                                           Title:

                                           ARROW EUROPE GMBH

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           SPOERLE ELECTRONIC GMBH

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW ELECTRONICS (UK) LTD.

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW NORWAY A/S

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW ELECTRONIQUE S.A.

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW COMPUTER PRODUCTS SNC

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW NORDIC COMPONENTS AB

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           MICROTRONICA UK

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           MICROTRONICA OY

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           MICROTRONICA SWEDEN AB

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           MICROTRONICA NORWAY AS

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           MICROTRONICA DENMARK AS

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           TEKELEC EUROPE S.A.

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           B.V. ARROW ELECTRONICS DLC

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW/TEXNY (H.K.) LIMITED

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           ARROW ASIA PAC LTD.

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           JPMORGAN CHASE BANK, as
                                           Administrative Agent and as a Bank

                                           By:
                                              -------------------------
                                           Name
                                           Title:

                                           BANK OF AMERICA, N.A., as Syndication
                                           Agent and as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           FLEET NATIONAL BANK, as
                                           Documentation Agent and as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:






                                           THE BANK OF NOVA SCOTIA, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           BNP PARIBAS, as a Bank

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           DEN DANSKE BANK AKTIESELSKAB, as a
                                           Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           HSBC BANK USA, as a Bank

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                           BANCA COMMERCIALE ITALIANA, NEW
                                           YORK BRANCH, as a Bank

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:






                                           BANCA POPOLARE DI MILANO, NEW YORK
                                           BRANCH, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           THE BANK OF NEW YORK, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           BAYERISCHE LANDESBANK
                                           GIROZENTRALE, CAYMAN ISLANDS
                                           BRANCH, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           CREDIT INDUSTRIEL ET COMMERCIAL, as a
                                           Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:



                                           CREDIT SUISSE FIRST BOSTON, as a
                                           Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           SUNTRUST BANK, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           DEUTSCHE BANK AG, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           FIRST UNION NATIONAL BANK, as a
                                           Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           BANCA NAZIONALE DEL LAVORO S.P.A.,
                                           NEW YORK BRANCH, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------
                                           Name:
                                           Title:





                                           THE FUJI BANK, LIMITED, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           THE DAI-ICHI KANGYO BANK, LTD., as a
                                           Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           UNICREDITO ITALIANO, as a Bank

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                           STATE BANK OF INDIA, as a Bank

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

By its signature each Guarantor hereby acknowledges and consents to the foregoing amendment and confirms its Company Guarantee or Subsidiary Guarantee, as the case may be.

                                           ARROW ELECTRONICS, INC.

                                           By:
                                              -------------------------
                                           Name:
                                           Title:

                                           GATES/ARROW DISTRIBUTING, INC.

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                           MID RANGE OPEN COMPUTING
                                           ALLIANCE, INC.

                                           By:
                                               ------------------------
                                               Name:
                                               Title:



                                           SUPPORT NET, INC.

                                           By:
                                               ------------------------
                                           Name:
                                           Title: